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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-A


                   FOR REGISTRATION OF CERTAIN CLASSES OF
                SECURITIES PURSUANT TO SECTION 12(b) OR (g)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                             FOREIGN FUND, INC.
           (Exact Name of registrant as specified in its charter)





    Maryland
(State of incorporation
 or organization)




FOREIGN FUND, INC.
c/o PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware                                                  19809
(Address of principal executive offices)                         (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:
                                                            I.R.S. Employer
Title of each class                                         Identification
 to be registered                       Exchange                 Number

World Equity Benchmark Shares,    American Stock Exchange
par value $.001 per share

Australia Index Series                                         51-0372159

Austria Index Series                                           51-0372160

Belgium Index Series                                           51-0372161

Canada Index Series                                            51-0372162

France Index Series                                            51-0372163

Germany Index Series                                           51-0372164

Hong Kong Index Series                                         51-0372165

Italy Index Series                                             51-0372166

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                                                            I.R.S. Employer
Title of each class                                         Identification
 to be registered                 Exchange                      Number

Japan Index Series                                             51-0372167

Malaysia Index Series                                          51-0372168

Mexico (Free) Index Series                                     51-0372169

Netherlands Index Series                                       51-0372170

Singapore (Free) Index Series                                  51-0372171

Spain Index Series                                             51-0372172

Sweden Index Series                                            51-0372173

Switzerland Index Series                                       51-0372174

United Kingdom Index Series                                    51-0372175


Securities to be registered pursuant to Section 12(g) of the Act:

                                    None



Item 1.     Description of Registrant's Securities to be Registered.

Reference is made to the Registrant's Registration Statement on Form N-1A (Securities Act File No. 33-97598 and No. 811-9102) (the "Registration Statement on Form N-1A"), which is hereby incorporated by reference.



Item 2.     Exhibits

            The following exhibits are attached to each copy of the registration statement filed with the American Stock Exchange, Inc. These exhibits have not been included with copies of this registration statement filed with the Securities and Exchange Commission.

            1. Copy of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, as filed with the Securities and Exchange
Commission on March 1, 1996.

            2. Copies of Registrant's charter and bylaws (included as exhibit numbers (1) and (2), respectively, to the Registration Statement on Form N-1A, which is filed as Exhibit 1 hereto).

            3. Copies of form of global certificate for each series of Registrant's securities being registered hereunder (included as exhibit number (4) to the Registration Statement on Form N-1A, which is filed as
Exhibit 1 hereto.

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                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                FOREIGN FUND, INC.
                                                    (Registrant)




Dated: March 1, 1996                            By: /s/ John E. Pelletier
                                                      John E. Pelletier
                                                            President